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                                    SUBLEASE

THIS SUBLEASE is made and entered into as of the 29th day of December, 1999, by and between EXE Technologies, Inc., a Delaware corporation ("Sublessor"), and iOpen.com, LLC, a Delaware limited liability company ("Subtenant").

WITNESSETH, that Sublessor is leasing certain space (the "Main Premises") in an office building located at 1510 Chester Pike, Eddystone, PA (the "Building"), pursuant to that certain Lease Agreement dated April 3, 1995, as amended, between Baldwin Office Associates, L.P. ("Master Lessor"), as landlord, and Sublessor, as tenant, (the "Master Lease"), a copy of which has been furnished to Subtenant. Subtenant desires to sublease from Sublessor 2,908 square feet of rentable area on the sixth floor of the Building (the "Subleased Premises"). The Subleased Premises are depicted as Area A on the floor plan attached hereto as EXHIBIT A. Sublessor is agreeable to subleasing the Subleased Premises to Subtenant upon the terms and conditions hereinafter set forth. This Sublease is made in consideration of the execution and delivery of a Subscription Agreement of even date herewith, between Sublessor and Subtenant (the "Subscription Agreement"), and in conjunction with the execution and delivery of a Warrant of even date herewith, issued by Subtenant to Sublessor (the "Warrant" and, together with the Subscription Agreement, the "Transaction Documents").

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and of the execution and delivery of the Subscription Agreement, and intending to be legally bound, the parties hereto agree as follows:

PREMISES. Sublessor hereby subleases the Subleased Premises to Subtenant upon the terms and conditions set forth herein. Subtenant hereby rents the Subleased Premises from Sublessor in accordance with the terms and conditions set forth herein. This Sublease includes the right, together with Sublessor, other tenants and subtenants of the Building, Master Lessor and members of the public, to use the common and public areas within the Building to the extent such rights are made available by Master Lessor pursuant to the Master Lease (the "Common Areas") and subject to any rules and regulations promulgated by Master Lessor with respect to such use, but includes no other rights not specifically set forth herein. Sublessor and Subtenant agree that the rentable square footage of the Subleased Premises for all purposes under this Sublease shall equal 2,908 square feet.

INITIAL TERM. The term of this Sublease (the "Initial Term") shall commence on the date hereof and shall expire on December 31, 2000, unless sooner terminated pursuant to any right of termination provision herein. Notwithstanding the foregoing, if Subtenant commences beneficial use of the Subleased Premises for the operation of its business prior to the Sublease Commencement Date, then the Sublease Commencement Date shall be the date Subtenant commences such use. For the purposes of this Sublease, the term "Sublease Year" shall mean a period of twelve (12) consecutive months, commencing on the Sublease Commencement Date, and each successive twelve (12) month period thereafter; except that, if the Sublease

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Commencement Date is not the first day of a calendar month, then the first
Sublease Year shall consist of the twelve (12) month period beginning on the first day of the month immediately following the month in which the Sublease Commencement Date occurs and shall also include the period commencing on the Sublease Commencement Date and ending on the first day of the following month.

RENEWAL TERM. Subtenant shall not have any option to renew the Initial Term or otherwise extend the term of this Lease for any additional period (a "Renewal Term") (the Initial Term and the Renewal Term are hereinafter collectively referred to as the "Term") unless Sublessor and Subtenant shall sign a written amendment hereto providing for such renewal or extension on or before August 15, 2000 (a "Renewal Amendment"). If Sublessor and Subtenant do not sign a Renewal Amendment on or before August 15, 2000, Subtenant shall thereafter permit Sublessor to enter the Subleased Premises during business hours, at times pre-arranged in advance for the purposes of reletting.

RENT. As base rent for the entire initial term, Subtenant has paid, and Sublessor has received, the sum of ten dollars ($10.00) ("Base Rent") and the execution and delivery of the Subscription Agreement. Subtenant shall pay as additional rent all other amounts which it is required to pay hereunder ("Additional Rent" and, together with Base Rent, "Rent"). If Subtenant installs or uses in the Subleased Premises any electrically-operated machinery or equipment other than that which is customarily used in operating an office, or if Sublessor otherwise reasonably determines that Subtenant's electrical consumption is excessive, Sublessor may, at its option, submeter or separately meter the Subleased Premises at Subtenant's expense, or devise some other reasonable method (reasonably acceptable to Subtenant) of determining Subtenant's excess electricity consumption, and Subtenant shall thereafter pay as Additional Rent its actual consumption of electricity, as so determined.

USE. Subtenant shall use and occupy the Subleased Premises solely for office purposes and uses incidental thereto in accordance with the uses permitted under applicable zoning regulations and shall not use the Subleased Premises for any other purpose without the prior written consent of Sublessor. Subtenant shall not use or occupy the Subleased Premises for any unlawful purpose and shall comply with the laws, ordinances, regulations and orders of all governmental agencies and other public authorities having jurisdiction over the Subleased Premises relating to the manner of use of the Subleased Premises. Nothing herein contained shall obligate Subtenant to make any structural or mechanical alterations, additions or repairs to the Building or to the Subleased Premises nor shall the Subtenant be required to make any other alternations, additions or repairs which, pursuant to any provision of the Master Lease, are the obligation of Master Lessor. Subtenant shall not use the Subleased Premises, or permit the Subleased Premises to be used, in any manner that is impermissible under the Master Lease, that constitutes a public or private nuisance or that interferes with the lawful use of the Building by Master Lessor, Sublessor or any other tenant of the Building. Subtenant shall observe and abide by all rules and regulations that are established by Master Lessor with respect to the use of the Subleased Premises or any part of the Building. Subtenant shall pay any business taxes that are now or

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hereafter levied upon Subtenant's business at the Subleased Premises, or
Subtenant's equipment, fixtures or personal property. In the event that any such taxes are enacted, changed or altered so that any of such taxes are levied against Master Lessor or Sublessor, or the mode of collection of such taxes is changed so that Master Lessor or Sublessor is responsible for collection or payment of such taxes, Subtenant shall pay any and all such taxes to Master Lessor or Sublessor, as the case may be, upon written demand from Sublessor.

IMPROVEMENTS. Subtenant agrees to accept the Subleased Premises in their current "as is" condition, Sublessor having no obligation to make any improvements to the Subleased Premises of any kind whatsoever. Occupancy of the Subleased Premises by Subtenant shall constitute acceptance and approval by Subtenant of the Subleased Premises. Subtenant shall not make or install any additions, renovations, alterations, improvements or changes in or to the Subleased Premises, including the walls, floors, ceilings and fixtures located therein (collectively, "Improvements"), without first obtaining the prior written approval of Sublessor, which approval may be withheld in Sublessor's sole discretion and may be conditioned upon the satisfaction of any conditions or restrictions that Sublessor deems appropriate, including without limitation, obtaining the prior approval of Master Lessor, if, to the extent and in the manner required pursuant to the Master Lease. All Improvements made to the Subleased Premises shall remain upon and be surrendered with the Subleased Premises at the end of the Term, unless Sublessor shall have notified Subtenant, as a condition of granting consent thereto, that it will require Subtenant to remove certain Improvements at the end of the Term, in which event such Improvements shall be removed and the Subleased Premises restored to their condition prior to the installation of the Improvements. All work done by or for Subtenant with respect to the Subleased Premises, including, but not limited to, any removal or restoration work done at the expiration or termination of the Sublease, shall be at Subtenant's sole cost and expense.

REPAIRS AND MAINTENANCE. Throughout the Term, Subtenant shall, at its sole cost and expense, keep and maintain the Subleased Premises, every part thereof and all property located therein in good condition and repair, ordinary wear and tear excepted but Subtenant's responsibility for repair and maintenance shall not exceed with respect to the Subleased Premises, Sublessor's obligation with respect to the Main Premises. Subject to the waiver of subrogation hereinafter set forth, all damage or injury to the Subleased Premises which is caused by Subtenant or any of its employees, agents, guests or invitees, or its or their use of the Subleased Premises shall promptly be repaired by Subtenant at its sole cost and expense. Sublessor shall have the right to make any repairs to the Subleased Premises which Subtenant does not make within ten (10) days after written notice from Master Lessor or Sublessor of the need for such repairs (except in the event of emergencies, in which event Sublessor shall have the right to make such repairs without prior notice other than oral notice or notice by facsimile, if practicable), and Subtenant shall reimburse Sublessor for all reasonable, documented costs and expenses incurred in connection with such repairs. Upon the expiration or termination of this Sublease, Subtenant shall surrender the Subleased Premises broom clean and in as good condition as they were in at the Sublease Commencement Date, reasonable wear and tear, fire and casualty and responsibilities of Sublessor or Master Lessor excepted.

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INSURANCE. Throughout the Term, Subtenant shall obtain and maintain, with a company or companies licensed to do business in the Commonwealth of Pennsylvania and reasonably approved by Sublessor, a broad form comprehensive general liability insurance policy with minimum coverage amounts reasonably required by Sublessor from time to time. On or before the Sublease Commencement Date, Subtenant shall obtain such insurance in the minimum amount of One Million Dollars ($1,000,000) combined single limit per occurrence. In addition, Subtenant shall obtain and maintain fire and extended coverage insurance with a company or companies approved by Sublessor covering all of Subtenant's personal property and all of Subtenant's improvements in the Subleased Premises at full replacement value. Each policy of liability insurance required to be maintained by Subtenant hereunder shall name Master Lessor (and its property manager Equivest Management, Inc.) and Sublessor as additional insureds thereunder and shall contain an endorsement prohibiting cancellation or reduction of coverage as it pertains to the Subleased Premises without first giving Master Lessor (and its property manager Equivest Management, Inc.) and Sublessor at least thirty
(30) days' prior written notice. Receipts evidencing payment of the premiums for such insurance shall be delivered to Sublessor on or before the Sublease Commencement Date and thereafter upon request.

WAIVER AND INDEMNIFICATION. Subtenant hereby waives all rights of recovery against Sublessor and its shareholders, partners and employees for any loss or damage to any property of or harm to the business of Subtenant or its partners, employees, agents, guests, or invitees which occurs in or arises out of the use or occupancy of the Subleased Premises or the Common Areas by Subtenant or which results from the action or inaction of Master Lessor or its agents or employees, except to the extent such loss, damage or injury is the result of the gross negligence or willful misconduct of Sublessor or Sublessor's shareholders, partners or employees; provided, however, that in no event shall Sublessor have any liability to Subtenant for any claims based on the interruption of or loss to Subtenant's business. Furthermore, Subtenant agrees to indemnify and hold Sublessor and its shareholders, partners and employees harmless from and against any and all losses, damages, liabilities, actions, claims, costs and expenses, including court costs and reasonable attorneys' fees, arising out of or relating to: (i) Subtenant's use or occupancy of the Subleased Premises, or use of any other portion of the Building; (ii) any act or omission by Subtenant or any of its partners, employees, agents, guests or invitees; (iii) the making or installation of Improvements in or to the Subleased Premises by or at the direction of Subtenant; and (iv) any failure by Subtenant to observe or perform any of the covenants or obligations required of Subtenant under this Sublease.

BUILDING SERVICES. Master Lessor has agreed to furnish certain utilities and services to Sublessor, as set forth in the Master Lease. Sublessor agrees that, to the extent any such utilities and services are furnished to the Main Premises, Subtenant shall be entitled to the use and benefit of such utilities and services; however, Sublessor shall not have any liability or responsibility to Subtenant for the quality or quantity of such utilities and services (including electricity and gas, even if Sublessor contracts directly with the utility for them), for any interruption, failure or disruption in the provision of such utilities and services or for any other action or omission of Master Lessor. In the event that Master Lessor fails to furnish such utilities and services to the

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Subleased Premises in accordance with the Master Lease, Sublessor agrees that it will use its reasonable efforts to cause the Master Lessor to do so. In the event Subtenant desires air-conditioning or heat beyond the normal hours of operation of the Building, as established by Master Lessor or Sublessor, Subtenant shall give Sublessor a reasonable amount of advance notice to enable Sublessor to notify Master Lessor of Subtenant's request within the time frames, if any, established by Master Lessor in connection with the provision of such services. Subtenant shall reimburse Sublessor for such after-hours services in accordance with the then current payment schedule established by Master Lessor or Sublessor for such services. Subtenant shall contract and pay directly for all other utilities, including without limitation telephone, internet and additional cleaning services not provided by Master Lessor under the Master Lease. To the extent that any such other utilities are not separately metered from those consumed by Sublessor, Sublessee shall pay a pro rata portion to reflect the portion of such utilities consumed on the Subleased Premises.

ASSIGNMENT AND SUBLETTING. Except as hereinafter provided, without the prior written approval of Sublessor, which approval Sublessor may grant or withhold in its sole discretion, Subtenant shall not assign, pledge, or encumber this Sublease or any interest herein, further sublease the Subleased Premises or any part thereof or permit anyone other than Subtenant's employees or invitees to use the Subleased Premises. Except as hereinafter provided, any change in control of Subtenant shall be deemed an assignment of this Sublease for purposes of this Agreement. Except as hereinafter provided, any attempted assignment, pledge or hypothecation of this Sublease or subletting of the Subleased Premises, whether voluntary or involuntary, without Sublessor's approval shall be void and shall, at the option of Sublessor, terminate this Sublease. Except with respect to transactions not requiring Sublessor's consent, if any sublease or assignment provides that the subtenant or assignee thereunder is to pay any amount in excess of the rental and other changes due under this Sublease, whether such excess be in the form of an increased rental or in any other form, Sublessor shall be paid any such excess applicable to the sublease or assignment. It is understood and agreed, however, that acceptance of any such payments by Sublessor shall not be deemed to constitute approval by Sublessor of any sublease or assignment, nor shall such acceptance waive any rights of Sublessor hereunder. Notwithstanding anything contained in this Sublease to the contrary, nothing in this Sublease shall limit or prohibit (a) the contemplated conversion of Subtenant from a Delaware limited liability company to a Delaware corporation, or (b) the initial public offering or subsequent trading of Subtenant's stock or other equity interests on a recognized securities exchange or market, or any change in stock ownership or control resulting therefrom.

SUBLEASE SUBJECT TO MASTER LEASE. Notwithstanding anything to the contrary in this Sublease, Subtenant acknowledges that the rights it is hereby acquiring in and to the Subleased Premises are derived from the Master Lease and that the rights, terms and conditions of this Sublease are in all respects subordinate and subject to the terms and conditions of the Master Lease. Subtenant agrees to be bound by each term, condition and covenant of the Master Lease that governs the use of the Subleased Premises, and to perform with respect to the Subleased Premises each and every obligation of Sublessor pursuant to the Master Lease (other than the

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payment of rent), as if each such term, condition, covenant and obligation were set forth in full in this Sublease. Notwithstanding anything to the contrary herein, it is further agreed that, in the event the Master Lease terminates for any reason, this Sublease and all rights of Subtenant in and to the Subleased Premises shall automatically terminate on the date the Master Lease terminates, and Sublessor shall not have any liability to Subtenant whatsoever as a result of such termination; provided, that Sublessor shall not terminate, or by its act or omission cause the termination of the Master Lease with respect to the Subleased Premises, unless satisfactory arrangements are made for Subtenant to continue to occupy, on an uninterrupted basis, the Subleased Premises in accordance with this Sublease or on financial terms no less favorable to Subtenant than this Sublease. Master Landlord's consent to this Sublease shall not relieve Sublessor of any of its obligations under the Master Lease.

SUCCESSORS AND ASSIGNS. Subject to the restrictions of assignment and subletting by Subtenant, this Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their successors, assigns and legal representatives (including, without limitation, the corporation resulting from the contemplated conversion of Subtenant from a Delaware limited liability company into a Delaware corporation).

DEFAULT. The following events shall each constitute a default by Subtenant hereunder: (a) Subtenant's failure to pay, when due, any payment required to be paid by Subtenant hereunder, which failure continues for five (5) days after notice from Sublessor that the same is past due, in the instance of any regularly recurring charges in the same amount, and for thirty (30) days after notice in all other instances; (b) Subtenant's failure to observe or perform any covenant, obligation or condition required to be observed or performed by Subtenant hereunder, which is not also a violation of any term, condition, covenant or obligation of Sublessor under the Master Lease, if such failure continues for thirty (30) days after written notice thereof from Sublessor to Subtenant unless such default cannot be cured within such thirty (30) day period, in which case Subtenant shall be entitled to a reasonable time to cure such default provided that Subtenant promptly commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to complete such cure; (c) Subtenant's failure to observe or perform any covenant, obligation or condition required to be observed or performed by Subtenant hereunder, which is also a violation of any term, condition, covenant or obligation of Sublessor under the Master Lease, if such failure continues for five (5) business days after written notice thereof from Sublessor to Subtenant (provided, however, that Sublessor may at any time after notice to Subtenant elect to cure such failure); (d) if Subtenant, any of its members or any guarantor of Subtenant's obligations hereunder makes an assignment for the benefit of creditors, or if a receiver shall be appointed for any such parties, or if any of such parties is the subject of a bankruptcy, reorganization or insolvency proceeding (voluntarily or involuntarily) and, in the case of an involuntary proceeding under the Federal Bankruptcy Code, if such proceeding shall not be dismissed within thirty (30) days after the commencement thereof; or (e) Subtenant's material breach of any representation or warranty, or failure to observe or perform (after the giving of any applicable notice and the expiration of any applicable cure period) any covenant, obligation or condition required to be observed or performed by Subtenant, under any other

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agreement between Subtenant and Sublessor, or any other document or instrument executed by Subtenant payable to or for the benefit of Sublessor (including, without limitation, the Transaction Documents).

REMEDIES. In the event of any default by Subtenant, Sublessor shall have all of the rights and remedies set forth in the Master Lease with respect to a default by "Tenant" thereunder, in addition to all other rights and remedies available to Sublessor at law and in equity. In the event that Subtenant fails to observe or perform any covenant, obligation or condition required to be observed or performed by Subtenant, subject to the delivery of any required notice and the expiration of any applicable grace period, Sublessor may cure such failure and by written notice to Subtenant, charge to Subtenant all reasonable, documented costs and expenses (including but not limited to, attorneys' fees) incurred in curing such failure of Subtenant as Additional Rent hereunder. Such Additional Rent, if not paid on the date specified in Sublessor's notice to Subtenant (which shall in no event be fewer than five (5) days for regularly recurring charges of a like amount; thirty (30) days in all other instances), shall be subject to the late charge (defined in the next paragraph), and with such late charge shall bear interest until paid, as provided herein. Sublessor and Subtenant agree that Sublessor shall have the right to injunctive or other equitable relief in the event of a breach or threatened breach by Subtenant of any of the agreements, conditions, covenants or terms hereof. All rights and remedies of Sublessor shall be cumulative, and the exercise of any one or more of such rights or remedies shall not impair Sublessor's right to exercise any other right or remedy, either concurrently or at any later time. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Sublease is terminated or Subtenant is evicted or dispossessed by reason of violation by Subtenant of any of the provisions of this Sublease.

LATE CHARGE. If Subtenant fails to make any payment hereunder on or before the date such payment is due and payable (without regard to any grace periods specified herein) (but which due date shall in no event be fewer than five (5) days for regularly recurring charges of a like amount; thirty (30) days in all other instances), Subtenant shall pay to Sublessor, as Additional Rent hereunder, a late charge equal to five percent (5%) of the amount of such late payment. In addition, such payment shall bear interest at an interest rate equal to two (2) whole percentage points above the prime rate published from time to time in the Money Rates Section of the Wall Street Journal from the date such payment or late charge, respectively, became due and payable through the date of payment thereof by Subtenant; provided, however, that nothing contained herein shall be construed as permitting Sublessor to charge or receive interest in excess of the maximum rate then allowed by law.

CONFESSION OF JUDGMENT FOR POSSESSION. UPON THE EXPIRATION OF THE THEN CURRENT TERM OF THIS SUBLEASE OR THE EARLIER TERMINATION OR SURRENDER HEREOF AS PROVIDED IN THIS SUBLEASE, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR AS ATTORNEY FOR SUBTENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER SUBTENANT AND TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION

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IN EJECTMENT AGAINST SUBTENANT AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER
SUBTENANT AND THEREIN CONFESS JUDGMENT FOR THE RECOVERY BY SUBLESSOR OF POSSESSION OF THE HEREIN SUBLEASED PREMISES, FOR WHICH THIS SUBLEASE SHALL BE ITS SUFFICIENT WARRANT, WHEREUPON, IF SUBLESSOR SO DESIRES, A WRIT OF POSSESSION OR OTHER APPROPRIATE WRIT UNDER THE RULES OF CIVIL PROCEDURE THEN IN EFFECT MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS; PROVIDED, HOWEVER, IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO SUBTENANT, SUBLESSOR SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS SUBLEASE UNDER ANY OF THE TERMS OF THIS SUBLEASE TO BRING ONE OR MORE FURTHER AMICABLE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID SUBLEASED PREMISES AND CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE SUBLEASED PREMISES AS HEREINABOVE PROVIDED.

GENERAL PROVISIONS RELATING TO CONFESSION OF JUDGMENT. IN ANY AMICABLE ACTION OF EJECTMENT, SUBLESSOR SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT, SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, AND, IF A TRUE COPY OF THIS SUBLEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. SUBTENANT HEREBY RELEASES TO SUBLESSOR AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR SUBTENANT ALL PROCEDURAL ERRORS IN SAID PROCEEDINGS AND ALL LIABILITY THEREOF. IF PROCEEDINGS SHALL BE COMMENCED BY SUBLESSOR TO RECOVER POSSESSION UNDER THE ACTS OF ASSEMBLY AND RULES OF CIVIL PROCEDURE, EITHER AT THE END OF THE TERM OR EARLIER TERMINATION OF THIS SUBLEASE, SUBTENANT WAIVES THE RIGHT TO ANY NOTICE WHICH MAY BE REQUIRED UNDER APPLICABLE LAW AND AGREES THAT 30 DAYS NOTICE SHALL BE SUFFICIENT IN EITHER OR ANY SUCH CASE.

ACCESS. In addition to Master Lessor's rights of access pursuant to the Master Lease, at all times during the Term, Sublessor and its employees and representatives shall have the right, upon reasonable notice, and during business hours to enter the Subleased Premises for the purposes of inspecting or making repair, alterations or additions to the Subleased Premises or to any other portion of the Building. In addition, Sublessor shall have the right to enter the Subleased Premises to exhibit same to prospective subtenants after July 15, 2000, if the parties have not signed a Renewal Amendment. Subtenant shall at all times have the right to have a

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representative of Subtenant accompany Sublessor during the course of any entry on or at the Premises.

DAMAGE TO SUBLEASED PREMISES. In the event of any damage to or destruction of the Subleased Premises which does not render the Subleased Premises wholly or partially untenantable, this Sublease shall not terminate and the rent and other sums payable hereunder shall not be abated or reduced. Any such damage or destruction to the Subleased Premises shall be repaired by Sublessor or by Master Lessor, if the Master Lease requires Master Lessor to make such repairs, but in no event shall either Sublessor or Master Lessor have any responsibility for repairing, replacing or compensating Subtenant for any damage to or loss of any decorations, trade fixtures, furniture, equipment or other property of Subtenant. In the event of any damage to or destruction of the Subleased Premises renders the Subleased Premises so untenantable that they cannot be made tenantable within one hundred sixty (60) days after the date of such damage, as determined by Master Lessor in accordance with the Master Lease, Sublessor and Subtenant each shall have the right, in its sole discretion, to terminate this Sublease by written notice to the other party within thirty (30) days after receipt of Master Lessor's determination. If either party delivers written notice of termination within said thirty (30) day period, or if Master Lessor exercises its right of termination pursuant to the Master Lease, this Sublease shall terminate as of the date of such damage or destruction and any rent and other sums payable by Subtenant hereunder shall be prorated as of such date of termination. If Master Lessor does not terminate the Master Lease and neither Sublessor nor Subtenant elects to terminate this Sublease within said thirty
(30) day period, this Sublease shall continue in full force and effect and Sublessor shall have such damage or destruction repaired either by itself or by Master Lessor under the Master Lease. In such an event, all rent and other sums payable hereunder shall be abated (or, in case the Subleased Premises are only partially untenantable, abated on a pro rata basis) until such time as the Subleased Premises are rendered tenantable. In repairing such damage or destruction, Sublessor or Master Lessor, as the case may be, shall be required to restore the Subleased Premises to their condition prior to such damage or destruction; provided, however, that neither Sublessor nor Master Lessor shall have any responsibility for repairing, replacing or compensating Subtenant for any damage to or loss of any decorations, trade fixtures, furniture, equipment or other property of Subtenant. In the event of any damage to or destruction of the Subleased Premises which renders the Subleased Premises untenantable but under such circumstances that the Subleased Premises can be made tenantable within sixty (60) days, as determined by Master Lessor in accordance with the Master Lease, neither party shall have the right to terminate this Sublease, and Sublessor shall have such damage or destruction repaired either by itself or by Master Lessor under the Master Lease. In such an event, this Sublease shall continue in full force and effect and all rent and other sums payable hereunder shall be abated (or, in case the Subleased Premises are only partially untenantable, abated on a pro rata basis) until such time as the Subleased Premises are rendered tenantable. In repairing such damage or destruction, Sublessor or Master Lessor, as the case may be, shall be required to restore the Subleased Premises to their condition prior to such damage or destruction; provided, however, that neither Sublessor nor Master Lessor shall have any responsibility for repairing, replacing or compensating Subtenant for any damage to or loss of any decorations, trade fixtures, furniture, equipment or other property of Subtenant.

WAIVER OF SUBROGATION. Each party, for itself and its insurers, waives all rights of recovery against the other party, its shareholders, partners and employees, to the extent of any insurance either maintained by such party or required to be maintained by such party pursuant to this Sublease.

CONDEMNATION. If the whole or any substantial part of the Subleased Premises, or the use or occupancy thereof, shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Sublease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Subleased Premises, or the use or occupancy thereof, is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose, then provided Subtenant finds the remaining portion to be suitable for the continued normal operation of Subtenant's business this Sublease shall continue in full force and effect as to the portion of the Subleased Premises not so taken or condemned, except that, as of the date title vests in the governmental or quasi-governmental authority, Subtenant shall not be required to pay Base Rent or Additional Rent with respect to the portion of the Subleased Premises taken or condemned. For purposes of this paragraph, a substantial part of the Subleased Premises shall be considered to have been taken if such taking has the effect of preventing Subtenant from efficiently utilizing the remaining portion of the Subleased Premises for the normal conduct of its business. All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation shall belong to Sublessor, and Subtenant hereby assigns to Sublessor all rights to such awards, damages and compensation. Subtenant agrees not to make any claim against Master Lessor, Sublessor or the condemning authority for any portion of such award or compensation attributable to damages to property, the value of the unexpired Term, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Subtenant from pursuing a separate claim against the condemning authority for relocation expenses and the value of furnishings, equipment and trade fixtures installed in the Subleased Premises at Subtenant's expense and which Subtenant is entitled pursuant to the provisions hereof to remove at the expiration or earlier termination of the Term, provided that such claim shall in no way diminish the award or compensation payable to or recoverable by Master Lessor and Sublessor in connection with such taking or condemnation.

TERMINATION DUE TO DAMAGE OR CONDEMNATION. Anything herein to the contrary notwithstanding, in the event that this Sublease shall be terminated by any party due to damage or condemnation as hereinabove provided, then in that event, Sublessor shall: (a) immediately make available to Subtenant office space reasonably equivalent to the Subleased Premises on the terms set forth herein; or (b) immediately remit to Subtenant an amount equal to $150 per day multiplied by the aggregate number of days that the Initial Term shall have been diminished by reason of such termination; such sum to accrue interest at the default rate hereinabove specified under the caption "Late Charge," to the extent not paid in full within thirty (30) days next following Subtenant's demand therefor.

HOLDING OVER. Any holding over by Subtenant after the expiration or termination of the Term shall be subject to the prior written approval of Sublessor, which approval may be granted or withheld in Sublessor's sole discretion. If Sublessor shall consent to Subtenant's holding over, such holding over shall be construed as a month-to-month tenancy subject to the rental terms and all other terms, conditions and obligations set forth in this Sublease. Sublessor may terminate any such month-to-month tenancy by giving Subtenant written notice to vacate, which notice may be given on any day during a month, and Subtenant shall vacate the Subleased Premises within thirty (30) days after receipt of such notice. Sublessor hereby advises Subtenant of, and Subtenant acknowledges, the importance to Sublessor of regaining possession of the Subleased Premises promptly at the expiration of this Sublease. Therefore, in the event Subtenant shall fail to vacate the Subleased Premises at the expiration or earlier termination of this Sublease without having obtained Sublessor's prior written approval, or if Subtenant shall hold over with Sublessor's approval and subsequently shall fail to vacate the Subleased Premises within thirty (30) days after receipt of Sublessor's notice to vacate the Subleased Premises, then, in either such event, Sublessor, at its option, shall have the right to re-enter forthwith and take possession of the Subleased Premised without process or to institute proceedings for the eviction or removal of Subtenant and the recovery of possession of the Subleased Premises. In addition, at Sublessor's option, Subtenant's holding over shall be construed as a month-by-month tenancy subject to all the terms, conditions and obligations set forth in this Sublease, except that Base Rent payable by Subtenant shall equal 125% of the rent payable by Sublessor for the Subleased Premises under the Master Lease. Nothing in this paragraph or in this Sublease to the contrary shall limit Sublessor's remedies hereunder or Sublessor's right to recover damages from the Subtenant in the event Subtenant holds over in the Subleased Premises after the expiration of the Term, including, without limitation, any rent obligations for the ENTIRE Main Premises which Sublessor may incur pursuant to the Master Lease as a result of Sublessor's inability to surrender the Main Premises to Master Lessor because of Subtenant's holdover.

DIRECTORY SPACE. Sublessor shall use all reasonable efforts to cause Master Lessor to display the name of Subtenant on the directory of the Building; providing that, Subtenant shall reimburse Sublessor for any costs that may be incurred by Sublessor in connection therewith.

BROKER'S COMMISSIONS. Sublessor represents and warrants that Sublessor has employed no broker, and Subtenant represents and warrants that Subtenant has employed no broker in connection with this Sublease. Sublessor and Subtenant each agrees to indemnify and hold harmless the other party from any claims, damages and expenses, including reasonable attorneys' fees, incurred by the other party as a result of any alleged breach by such party of its representation and warranty set forth in this paragraph.

SECURITY DEPOSIT. Simultaneously with the execution of this Sublease, Subtenant shall deposit with Sublessor a security deposit in the amount of five thousand dollars ($5,000.00), to be commingled with Sublessor's other funds in an interest bearing bank account. Such security deposit shall be security for the performance by Subtenant of all of Subtenant's obligations, covenants, conditions and agreements under this Sublease. Within approximately thirty (30) days after the later of (a) the expiration or earlier termination of the Term of this Sublease, or (b) Subtenant's vacating the Subleased Premises, Sublessor shall return such security deposit to Subtenant with interest, less such portion thereof as Sublessor shall have appropriated to satisfy any default under this Sublease by Subtenant, as hereinafter provided. If there shall be any default under this Sublease by Subtenant, then Sublessor shall have the right, but shall not be obligated, after notice to Subtenant and Subtenant's failure to timely cure to use, apply or retain all or any portion of the security deposit for the payment of any (a) Base Rent, Additional Rent or any other sum as to which Subtenant is in default, or (b) amount Sublessor may spend or become obligated to spend, or for the compensation of Sublessor for any losses incurred, by reason of Subtenant's default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Subleased Premises. If any portion of the security deposit is so used or applied, then within three
(3) business days after written notice to Subtenant of such use or application, Subtenant shall deposit with Sublessor cash in an amount sufficient to restore the security deposit to its original amount, and Subtenant's failure to do so shall constitute a default under this Sublease.

EQUIPMENT, FURNITURE AND SUPPORT. Sublessor shall supply to Subtenant, at not cost to Subtenant, with the following, in "as is" condition: (i) Sublessor's furniture and chairs currently in the Subleased Premises; (ii) the use if six telephones on Sublessor's telephone system, three of which shall be direct dial telephone numbers and three of which shall be extensions, all of which shall be supported in the same manner as other similar telephones on Sublessor's telephone system. Sublessor shall not supply any other equipment, furniture or support to Subtenant. Subtenant shall return all such equipment and furniture to Sublessor in the same condition as on the date hereof, reasonable wear and tear excepted, at the expiration or earlier termination of the Term of this Sublease.

QUIET ENJOYMENT. Subtenant, upon paying all rent and other charges required hereunder and observing and keeping all covenants, agreements and conditions of this Sublease, shall quietly have and enjoy the Subleased Premises during the Term without hindrance or molestation by anyone claiming by or through Sublessor, subject, however, to the exceptions, reservations and conditions of this Sublease.

GENERAL PROVISIONS. The waiver by either party of a breach of any covenant, obligation or condition set forth herein shall not be deemed to be a waiver of any subsequent breach of any covenant, obligation or condition of this Sublease. This Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflicts of law. This Sublease constitutes the entire agreement between the parties hereto and may not be modified except by a written instrument executed by the parties hereto. If any provision of this Sublease is declared invalid or unenforceable, the remainder of the Sublease shall continue in full force and effect. All notices required or permitted to be given to Sublessor hereunder shall be hand-delivered, delivered by a nationally recognized overnight courier, or mailed by certified mail, return receipt requested to such individual at such address as Sublessor shall from time to time designate. All notices required or permitted to be given to Subtenant hereunder shall be hand delivered, delivered by a nationally recognized overnight courier, or mailed by certified mail, return receipt requested to such individual at such address as Subtenant shall from time to time designate. Paragraph headings are used herein solely for reference purposes and are not to be construed as part of this Sublease. This Sublease may be executed in counterpart copies, each of which shall constitute an original but all of which together shall constitute one and the same instrument. Time is of the essence under this Sublease. Sublessor and Subtenant each hereby waives trial by jury in any action, proceeding or counterclaim brought by either party against the other in connection with any matter arising out of or connected with the Sublease, Subtenant's use or occupancy of the Subleased Premises and/or any claim of injury or damage. In the event of litigation between the parties to resolve any dispute arising under this Sublease or otherwise in connection with Subtenant's use or occupancy of the Subleased Premises, the losing party shall pay reasonable attorneys fees and court costs incurred by the prevailing party in connection with the dispute. If any payment hereunder is due after the end of the Term, such payment shall be made by Subtenant to Sublessor not later than fifteen (15) days after Sublessor notifies Subtenant of the amount of such payment to be made by Subtenant. Any liability of Sublessor or Subtenant to the other party existing hereunder at the expiration or earlier termination of the Sublease shall survive such expiration or termination. Wherever the consent or approval of either party is requested or required hereunder, such consent shall not, in the absence of an alternative standard for consent being expressly set forth in this Sublease, be unreasonably withheld, delayed or conditioned.

IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

                                                 EXE Technologies, Inc.




                                                  By: /S/ MICHAEL BURSTEIN
                                                      ------------------------
                                                  Name: MICHAEL BURSTEIN
                                                  Title: Vice President - CFO


                                                  iOpen.com, LLC,




                                                  By: /S/ PATRICK J. CARNEY
                                                      ------------------------
                                                  Name: Patrick J. Carney
                                                  Title: Manager and President

                                    EXHIBIT A

                          DIAGRAM OF SUBLEASED PREMISES

                                [to be attached]




                                       A-1